UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2022

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Share, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 5, 2022, Stephen W. Wilson, age 65, was appointed as the President and Chief Executive Officer of PS Business Parks, Inc. (the “Company”), effective immediately. Mr. Wilson has been serving as interim President and Chief Executive Officer since January 17, 2022. Mr. Wilson has been a director of the Company since July 2019 and will continue to serve as a director.

Mr. Wilson was Executive Vice President—Development of AvalonBay Communities, Inc. (NYSE: AVB) (“AvalonBay”), a real estate investment trust that develops, redevelops, acquires, and manages multifamily communities in the United States, from 2014 until his retirement in 2019. Prior to that role, Mr. Wilson held various senior leadership positions and was responsible for development activities on the West Coast and Mid-Atlantic at AvalonBay. Mr. Wilson is a member of the Urban Land Institute, former chair of the ULI Transit Oriented Development Council, and a member of The American Institute of Certified Public Accountants. Mr. Wilson received his B.A. in Business Administration (Accounting) from Washington State University.

Mr. Wilson is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K and does not have family relationships that would require disclosure under Item 401(d) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure

On April 5, 2022, the Company issued a press release announcing Mr. Wilson’s appointment. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated April 5, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

	By:	/s/ Adeel Khan
Date: April 5, 2022		Adeel Khan Chief Financial Officer